METROPOLITAN SERIES FUND, INC.

SUPPLEMENT DATED JULY 22, 2009

TO THE

STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2009

In the section entitled “Investment Policies,” under “BlackRock Money Market Portfolio,” the third paragraph is deleted in its entirety and replaced with the following:

The securities purchased by the Portfolio are also subject to the maturity, quality, diversification, and other requirements of Rule 2a-7 under the Investment Company Act of 1940 and other rules of the Securities and Exchange Commission. The Portfolio invests in securities maturing within 13 months or less from the date of purchase, with certain exceptions. For example, certain government securities held by the Portfolio may have remaining maturities exceeding 13 months if such securities provide for adjustments in their interest rates not less frequently than every 13 months. The dollar-weighted average portfolio maturity of the Portfolio may not exceed 90 days. See also the section entitled “Determination of Net Asset Values.”